Exhibit 99.2

CONTACT:

Investors/Media	Media
Blaine Davis	KevinWiggins
(610) 459-7158	(610) 459-7281

Investors
Jonathan Neely
(610) 459-6645

ENDO HEALTH SOLUTIONS WILL DETAIL LONG-TERM STRATEGY AT 2012 INVESTOR DAY

•	Highlights long-term growth drivers and investment attributes of the company

•

Endo updates 2012 performance, reaffirms full year 2012 revenues of $3.05 to $3.175 billion and adjusted diluted EPS in the range of $5.00 to $5.20; expects reported or GAAP diluted EPS of $1.37 to $1.57

•	Company expects 2013 revenue of $3.0 to $3.2 billion and adjusted diluted EPS of $5.20 to $5.40; expects reported or GAAP diluted EPS of $3.17 to $3.37

CHADDS FORD, Pa., Oct 4, 2012 – Endo Health Solutions (Nasdaq: ENDP) today is hosting an Investor Day in New York City. As part of the presentation, the company will be providing an update on 2012 financial results and projected results for the twelve months ending Dec. 31, 2013.

As previously announced, the Investor Day will begin today at 9:00 a.m. ET and a live audio and slide webcast will be available on Endo’s corporate website. David P. Holveck, president and CEO of Endo; Julie McHugh, chief operating officer; Dr. Ivan Gergel, executive vice president of R&D and chief scientific officer; Camille Farhat, president American Medical Systems; Kelly Huang, president HealthTronics; and Alan Levin, executive vice president and chief financial officer, will provide details on the company’s long-term strategy to drive growth through a number of opportunities in each of its business segments and across its core therapeutic areas of pain and urology. The meeting will be hosted by Blaine Davis, senior vice president of corporate affairs for Endo.

Endo today will highlight the following among the long-term drivers of its growth prospects for 2013 and beyond:

•	Strong growth prospects – Endo expects sustained double digit net sales growth at Qualitest, accelerating mid-single digit AMS growth and strong prescription growth for OPANA® ER and Voltaren® Gel.

•

Disciplined operating efficiency – a track record and plan for continued management of operating expenses. Endo will manage the loss of Lidoderm® exclusivity, with multi-year expense reductions while planning for retaining 30% of Lidoderm® sales after entry of the first generic competitor.

•	Diversified pipeline consisting of development assets in branded and generic drugs, as well as medical devices.

•

Durable cash flow generation – over $3 billion in adjusted EBITDA forecasted on a cumulative basis from 2013 to 2015 will provide Endo with financial flexibility to support organic and strategic growth, deleveraging and share repurchases.

2012 Financial Outlook Update

Endo reiterates its full-year financial guidance for total revenue between $3.05 billion and $3.175 billion, adjusted diluted earnings per share to be between $5.00 and $5.20 and cash flow from operations between $700 million and $800 million.

Endo also announced today that it has bought back $100 million of its common stock during the third quarter. Endo announced on Aug. 7, 2012, that the Board of Directors had authorized the company to repurchase up to $450 million of its common stock through March 2015.

The company will provide guidance with respect to third and fourth quarter 2012 earnings expectations, and greater clarity with respect to the timing of implementation for its recently introduced expense restructuring initiatives as well as recent sales trends for key products. Endo indicated that it expects third quarter adjusted diluted earnings per share to be approximately $1.25.

2013 Financial Guidance

The Company expects its financial results in 2013 to reflect the performance of a quality group of commercial assets and efficient operations, partially offset by the entry of a generic competitor to Lidoderm® in late 2013. Estimates are based on projected results for the twelve months ending Dec. 31, 2013; reported (GAAP) earnings per share does not include any estimates for potential future changes in the fair value of contingent consideration, certain separation benefits, asset impairment charges or for potential corporate development transactions. For the full year ended Dec. 31, 2013, Endo estimates:

•	Total revenue between $3.0 billion and $3.2 billion

•	Reported (GAAP) diluted earnings per share between $3.17 and $3.37

•	Adjusted diluted earnings per share between $5.20 and $5.40

Endo’s 2013 guidance is based on certain current assumptions including:

•	Adjusted gross margin between 65 percent and 66 percent

•	Reduction in adjusted operating expenses in the mid-single digit range versus 2012

•	Adjusted effective tax rate of between 30 percent and 31 percent

•	Continued growth in Qualitest, OPANA® ER, Voltaren® Gel and AMS

•	A single generic competitor for Lidoderm® entering the market on Sept. 15, 2013.

Meeting Details

In person attendance at the meeting is by invitation only. To access the live audio webcast and view the accompanying slide presentations, visit the Investor Relations section on Endo’s corporate website, at http://www.endo.com/investors/overview, at least 15 minutes before the presentation is scheduled to begin; click on the webcast icon to register and download or install any necessary software. If you are unable to view the live webcast, a replay will be available on Endo’s website after the event’s conclusion.

See Endo’s Current Report on Form 8-K filed today with the Securities and Exchange Commission for an explanation of Endo’s reasons for using non-GAAP measures.

Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share Guidance for the Three Months Ending September 30, 2012

Three Months Ending
September 30, 2012

Projected GAAP diluted income per common share	$1.04
Upfront and milestone-related payments to partners	$0.04
Amortization of commercial intangible assets and inventory step-up	$0.48
Acquisition and integration costs related to recent acquisitions	$0.06
Watson litigation settlement	$(0.36)
Interest expense adjustment for ASC 470-20 and other treasury related items	$0.04
Tax effect of pre-tax adjustments at the applicable tax rates and certain other expected cash tax savings as a result of recent acquisitions	$(0.05)
Diluted adjusted income per common share guidance	$1.25

The company’s guidance is being issued based on certain assumptions including:

•	Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results.

•	Includes all completed business development transactions as of September 30, 2012.

Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share Guidance for 2012

	Year Ending
	December 31, 2012

Projected GAAP diluted income per common share	$1.37	To	$1.57
Upfront and milestone-related payments to partners	$0.55		$0.55
Amortization of commercial intangible assets and inventory step-up	$1.90		$1.90
Acquisition and integration costs related to recent acquisitions	$0.33		$0.33
One-time payment now expected to be made to Impax Labs	$0.92		$0.92
Watson litigation settlement	$0.73		$0.73
Impairment of long-lived assets	$0.36		$0.36
Interest expense adjustment for ASC 470-20 and other treasury related items	$0.22		$0.22
Tax effect of pre-tax adjustments at the applicable tax rates and certain other expected cash tax savings as a result of recent acquisitions	$(1.38)		$(1.38)
Diluted adjusted income per common share guidance	$5.00	To	$5.20

The company’s guidance is being issued based on certain assumptions including:

•	Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results.

•	Includes all completed business development transactions as of Oct 4, 2012.

Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share Guidance for 2013

	Year Ending
	December 31, 2013

Projected GAAP diluted income per common share	$3.17	To	$3.37
Upfront and milestone-related payments to partners	$0.69		$0.69
Amortization of commercial intangible assets	$1.83		$1.83
Integration costs and cost reduction initiatives	$0.10		$0.10
Watson litigation settlement	$(0.42)		$(0.42)
Interest expense adjustment for ASC 470-20 and other treasury related items	$0.20		$0.20
Tax effect of pre-tax adjustments at the applicable tax rates and certain other expected cash tax savings as a result of recent acquisitions	$(0.37)		$(0.37)
Diluted adjusted income per common share guidance	$5.20	To	$5.40

The company’s guidance is being issued based on certain assumptions including:

•	Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results.

•	Includes all completed business development transactions as of Oct 4, 2012.

About Endo

Endo Health Solutions (Endo) is a US-based diversified healthcare company that is redefining healthcare value by finding solutions for the unmet needs of patients along care pathways for pain management, pelvic health, urology, endocrinology and oncology. Through our operating companies: AMS, Endo Pharmaceuticals, HealthTronics and

Qualitest, Endo is dedicated to improving care through a combination of branded products, generics, devices, technology and services that creates maximum value for patients, providers and payers alike. Learn more at www.endo.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors, as more fully described under the caption “Risk Factors” in our Form 10-K, Form 10-Q and Form 8-K filings with the Securities and Exchange Commission and as otherwise enumerated herein or therein, could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in our Annual Report on Form 10-K. The forward-looking statements in this press release are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

#####